Exhibit 99.1

Elite Pharmaceuticals, Inc. Reports Financial Results for The Fiscal Year Ended March 31, 2020 and

Provides Conference Call Information

Conference Call Scheduled for Tuesday, June 30th at 11:30 AM EDT

Northvale, NJ – June 29, 2020: Elite Pharmaceuticals, Inc. ("Elite" or the “Company") (OTCBB: ELTP), a specialty pharmaceutical company developing niche generic products, announced results for the fiscal year ended March 31, 2020 (“Fiscal 2020”).

Consolidated revenues for Fiscal 2020 were $18.0 million, an increase of $10.4 million or approximately 137% from the comparable period of the prior fiscal year. The increase in revenues was largely attributed to revenues from products launched during the 2020 Fiscal Year, generic immediate release Adderall®, generic extended release Adderall®, and generic Dantrolene Capsules, as well as strong growth in revenues relating to the sales of Isradipine capsules.

Conference Call Information

Elite's management will host a conference call to discuss the year-end 2020 financial results and provide an update on recent business developments. Stockholder questions should be submitted to the company in advance of the call.

Date:	June 30, 2020
Time:	11:30 AM EDT
Dial-in numbers:	1-800-346-7359 (domestic) 1-973-528-0008 (international)
Conference number:	98840
Questions:	Financial questions by 7:00 AM EDT on Tuesday, June 30, 2020 Email to: dianne@elitepharma.com
Audio Replay:	https://elite.irpass.com/events_presentations

The financial statements can be viewed for Elite’s Fiscal Year 2020 on Form 10-K here.

About Elite Pharmaceuticals, Inc.

Elite Pharmaceuticals, Inc. is a specialty pharmaceutical company which is developing a pipeline of niche generic products. Elite specializes in oral sustained and controlled release drug products which have high barriers to entry. Elite owns generic products which have been licensed to TAGI Pharma, Glenmark Pharmaceuticals, Inc., USA., and Lannett Company, Inc. Elite currently has eleven approved generic products, three generic products filed with the FDA, one approved generic products pending manufacturing site transfer, and an NDA filed for SequestOx™. Elite operates a GMP and DEA registered facility for research, development, and manufacturing located in Northvale, NJ. Learn more at www.elitepharma.com. The information found on Elite's website is not incorporated by reference into this press release and is included for reference purposes only.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Including those related to the effects, if any, on future results, performance or other expectations that may have some correlation to the subject matter of this press release, readers are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, Elite’s ability to obtain FDA approval of the transfers of the ANDAs or the timing of such approval process, delays, uncertainties, inability to obtain necessary ingredients and other factors not under the control of Elite, which may cause actual results, performance or achievements of Elite to be materially different from the results, performance or other expectations that may be implied by these forward-looking statements. These forward-looking statements may include statements regarding the expected timing of approval, if at all, of SequestOx™ by the FDA, and the actions the FDA require of Elite in order to obtain approval of the NDA. These forward-looking statements are not guarantees of future action or performance. These risks and other factors, including, without limitation, Elite’s ability to obtain sufficient funding under the LPC Agreement or from other sources, the timing or results of pending and future clinical trials, regulatory reviews, and approvals by the Food and Drug Administration and other regulatory authorities and intellectual property protections and defenses, are discussed in Elite's filings with the Securities and Exchange Commission, including its reports on forms 10-K, 10-Q, and 8-K. Elite is under no obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

For Elite Pharmaceuticals, Inc.

Dianne Will, Investor Relations, 518-398-6222

Dianne@elitepharma.com

www.elitepharma.com